Exhibit 99.1

Altimar Acquisition Corp. II Announces Effectiveness of Registration

Statement for Business Combination with Fathom Holdco, LLC

Special meeting to approve transaction scheduled for December 21, 2021

New York, December 3, 2021 /PRNewswire/ — Altimar Acquisition Corp. II, a special purpose acquisition company (the “Company” or “Altimar”) (NYSE: ATMR), announced today that the U.S. Securities and Exchange Commission (the “SEC”), has declared effective its Registration Statement on Form S-4 (as amended, the “Registration Statement”), which includes a proxy statement/prospectus (the “Proxy Statement”) in connection with its previously announced proposed business combination (the “Business Combination”) with Fathom Holdco, LLC (“Fathom OpCo”).

Altimar also announced it has scheduled an extraordinary general meeting (the “Special Meeting”) on December 21, 2021 at 9:30 am Eastern Time for its shareholders of record at the close of business on November 29, 2021 (the “Record Date”) to approve the Business Combination and related proposals. Altimar and Fathom OpCo expect to close the Business Combination promptly after the Special Meeting, subject to Altimar’s shareholder approval and other customary closing conditions. Following the consummation of the Business Combination, the post business combination company, to be named Fathom Digital Manufacturing Corporation (“Fathom”), will begin trading on the New York Stock Exchange under the ticker “FATH.”

Due to the Covid-19 pandemic and the various travel and other restrictions in place, the Special Meeting will be held virtually and Altimar shareholders can attend the Special Meeting using the virtual meeting instructions set forth on their proxy cards. If any Altimar shareholder does not receive the Proxy Statement, that shareholder should contact their broker or contact Innisfree M&A Incorporated (“Innisfree”), Altimar’s proxy solicitor, for assistance, toll-free at (877) 750-8129 (banks and brokers can call collect at (212) 750-5833). Altimar shareholders who have questions or need assistance in voting their shares should call Innisfree toll-free at (877) 750-8129.

Altimar shareholders can register for the Special Meeting by visiting the following link: https://www.cstproxy.com/altimarii/2021/. Only Altimar shareholders with valid control numbers from their proxy cards may submit questions. Altimar shareholders will have the opportunity to submit questions both in advance of the Special Meeting and during the Special Meeting, in each case upon receipt of their proxy cards and the control numbers set forth therein. All questions should be submitted via the chat box on the virtual meeting page on the link listed above. Questions submitted in advance of the Special Meeting and during the Special Meeting will be addressed during the Special Meeting as time permits and at the sole and absolute discretion of Altimar. Questions will be addressed in the order received. Altimar shareholders who need assistance submitting questions should call Continental Stock Transfer & Trust Company, Altimar’s virtual meeting provider, at (917) 262-2373.

As previously publicly disclosed by Altimar, on November 16, 2021, Altimar and Fathom OpCo amended the terms of the original business combination agreement, dated as of July 15, 2021, to, among other things, lower the minimum cash condition required to consummate the Business Combination to $90 million and provide for a backstop investment by certain affiliates of CORE Industrial Partners (the “Backstop Investors”) of up to $10 million in the event that the revised minimum cash condition is not otherwise satisfied. The Backstop Investors have committed to purchase up to 1,000,000 shares of Class A common stock at $10.00 per share consistent with the terms of Altimar’s previously announced $80 million PIPE financing. CORE Industrial Partners, a Chicago-based private equity firm focused exclusively on investing in North American manufacturing, industrial technology and services businesses, is the majority owner of Fathom OpCo.

About Altimar Acquisition Corp. II

Altimar Acquisition Corp. II is a special purpose acquisition company sponsored by Altimar Sponsor II, LLC, an affiliate of HPS Investment Partners, LLC, formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. For more information, visit www.atmr.altimaracquisition.com.

About Fathom Holdco, LLC

Fathom is one of the largest on-demand digital manufacturing platforms in North America, serving the comprehensive product development and low- to mid-volume manufacturing needs of the largest and most innovative companies in the world. With more than 25 unique manufacturing processes and a national footprint with nearly 450,000 square feet of manufacturing capacity across 12 facilities, Fathom seamlessly blends in-house capabilities across plastic and metal additive technologies, CNC machining, injection molding & tooling, sheet metal fabrication, and design and engineering. With over 35 years of industry experience, Fathom is at the forefront of the Industry 4.0 digital manufacturing revolution serving clients in the technology, defense, aerospace, medical, automotive and IOT sectors. Fathom’s certifications include: ITAR Registered (Denver, Hartland, Ithaca, Newark, Oakland, Tempe), ISO 9001:2015 Design Certified (Elk Grove, Miami Lakes, Oakland), ISO 9001:2015 (Denver, Hartland, Newark, Pflugerville, Round Rock, Tempe), ISO 13485:2016 (Miami Lakes, Round Rock), AS9100:2016 (Hartland, Newark, Pflugerville, Tempe), and NIST 800-171 (Oakland, Tempe). To learn more, visit www.fathommfg.com.

Important Additional Information about the Business Combination and Where to Find It:

In connection with the Business Combination, a registration statement on Form S-4 (as amended, the “Registration Statement”) has been declared effective by the Securities and Exchange Commission (the “SEC”), which includes a proxy statement of Altimar with respect to the Special Meeting. Altimar’s shareholders and other interested persons are advised to read the Registration Statement and combined proxy statement/prospectus contained therein and the documents filed in connection therewith, as these materials will contain important information about Altimar, Fathom OpCo and the Business Combination. The Proxy Statement will be mailed to Altimar’s shareholders who were holders of record as of November 29, 2021. The documents filed by Altimar with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, the documents filed by Altimar may be obtained free of charge from Altimar at www.atmr.altimaracquisition.com. Alternatively, these documents can be obtained free of charge from Altimar upon written request to Altimar Acquisition Corp. II, 40 West 57th Street, New York, New York 10019, or by calling 212-287-6767.

Participants in the Solicitation

Altimar and certain of its respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Altimar, in favor of the approval of the Business Combination. For information regarding Altimar’s directors and executive officers, please see Altimar’s initial public offering prospectus filed with the SEC on February 4, 2021. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Proxy Statement. Free copies of these documents may be obtained as described in the preceding section.

Non-Solicitation

The disclosure herein is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Altimar, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a definitive document.

Forward-Looking Statements

Certain statements made in this press release, and oral statements made from time to time by representatives of Altimar are “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Statements regarding the proposed Business Combination and expectations regarding the combined business are “forward looking statements.” In addition, words such as “estimates,” “projects,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “would,” “should,” “future,” “propose,” “target,” “goal,” “objective,” “outlook” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside Altimar’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include: the inability of Altimar to complete the proposed Business Combination with Fathom OpCo; the risk of delays in the expected timing of the closing of the proposed Business Combination with Fathom OpCo; the risk that Altimar shareholder approval of the proposed Business Combination is not obtained; the inability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, the amount of funds available in Altimar’s trust account following any redemptions by Altimar’s shareholders; changes in general economic conditions, including as a result of the COVID-19 pandemic; the outcome of litigation related to or arising out of the proposed Business Combination, or any adverse developments therein or delays or costs resulting therefrom; the ability to meet the New York Stock Exchange’s listing standards following the consummation of the proposed Business Combination; costs related to the proposed Business Combination; those factors discussed in Altimar’s initial public offering prospectus, filed with the SEC on February 4, 2021, under the heading “Risk Factors”; those factors discussed in the Proxy Statement under the heading “Risk Factors”; those factors disclosed in Altimar’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2021; those factors disclosed in Altimar’s Quarterly Report on Form 10-Q/A for the quarter ended September 30, 2021 and other documents of Altimar filed, or to be filed, with the SEC. Altimar does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Contact:

Fathom OpCo

investors@fathommfg.com

Altimar Acquisition Corp. II

info@altimarspac.com

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